UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of H.B. Fuller Company (the “Company”) granted stock options, restricted stock and restricted stock units to certain executive officers and other key employees of the Company pursuant to the Company’s Year 2000 Stock Incentive Plan. In connection with such grants, the Compensation Committee approved a new form of restricted stock unit agreement, a copy of which is filed as Exhibit 10.1 to, and incorporated by reference in, this report. A copy of the Company’s Year 2000 Stock Incentive Plan and the forms of stock option and restricted stock agreements granted under such plan are on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 2, 2004.

In addition, in order to comply with the requirements of Section 409A of the Internal Revenue Code, the Compensation Committee approved amendments to the forms of both the H.B. Fuller Performance Unit Plan Award Agreement (FY 2003 – FY 2005) and the H.B. Fuller Performance Unit Plan Award Agreement (FY 2004 – FY 2006). Performance unit awards have been granted to executive officers and other key employees of the Company and allow for incentive awards if the Company achieves certain levels of improvement in its return on invested capital as compared to a peer group of companies. A copy of the forms of the H.B. Fuller Performance Unit Plan Award Agreement (FY 2003 – FY 2005), the Amendment to the H.B. Fuller Performance Unit Plan Award Agreement (FY 2003 – FY 2005), the H.B. Fuller Performance Unit Plan Award Agreement (FY 2004 – FY 2006), and the Amendment to the H.B. Fuller Performance Unit Plan Award Agreement (FY 2004 – FY 2006), are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to, and incorporated by reference in, this report.

The Company also has in place the H.B. Fuller Company Management Short-Term Incentive Plan under which certain key employees of the Company, including the executive officers of the Company, are eligible to receive annual incentive awards based upon the Company’s net operating income. A copy of the H.B. Fuller Company Management Short-Term Incentive Plan is filed as Exhibit 10.6 to, and incorporated by reference in, this report.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Restricted Stock Unit Award Agreement under the Year 2000 Stock Incentive Plan

10.2	H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2003 – FY 2005)

10.3	Amendment to H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2003 – FY 2005)

10.4	H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2004 – FY 2006)

10.5	Amendment to H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2004 – FY 2006)

10.6	H.B. Fuller Company Management Short-Term Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 1, 2005

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
General Counsel and
Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Restricted Stock Unit Award Agreement under the Year 2000 Stock Incentive Plan

10.2	H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2003 – FY 2005)

10.3	Amendment to H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2003 – FY 2005)

10.4	H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2004 – FY 2006)

10.5	Amendment to H.B. Fuller Company Performance Unit Plan Award Agreement (FY 2004 – FY 2006)

10.6	H.B. Fuller Company Management Short-Term Incentive Plan